Exhibit 10.45

FORM OF LOCK-UP AGREEMENT

____ __, 2026

Lucid Capital Markets, LLC,

acting as representative to the several underwriters:

Re:	Underwriting Agreement, dated ________ ___, 2026 (the “Underwriting Agreement”), by and between SharonAI Holdings Inc. and Lucid Capital Markets, LLC, acting as representative to the several underwriters

Ladies and Gentlemen:

The undersigned irrevocably agrees with the Company that, from the date hereof until 90 days following the Closing Date (as defined in the Underwriting Agreement) entered into by and between SharonAI Holdings Inc. (the “Company”) and Lucid Capital Markets, LLC (the “Representative”), acting as representative to the several underwriters (such period, the “Restriction Period” and the underwriters collectively, the “Underwriters”)), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate (as defined in the Underwriting Agreement) of the undersigned who the undersigned controls, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of common stock of the Company or securities convertible, exchangeable or exercisable into, shares of common stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this letter agreement. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar relating to the transfer of the undersigned’s Securities except in compliance with the restrictions described above. The Representative may consent to an early release from the Restriction Period if, in its sole and absolute discretion, the market for the Securities would not be adversely impacted by sales and in cases of financial emergency. The restrictions contained in this letter agreement shall not apply to the Securities to be sold pursuant to the Underwriting Agreement on behalf of the undersigned, if any.

Notwithstanding anything herein the contrary, the first sentence of the preceding paragraph shall not apply to: (a) the Securities to be sold by the undersigned pursuant to the Underwriting Agreement, if any; (b) transfers of Securities (i) as a bona fide gift or gifts, (ii) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned or (iii) by operation of law, such as pursuant to a qualified domestic order or as required by a divorce settlement, provided that such Securities remain subject to the terms of this letter agreement; (c) transfers pursuant to Rule 10b5-1 plan promulgated under the Exchange Act, provided that such Securities shall remain subject to the terms of this letter agreement; (d) if the undersigned is a corporation, limited liability company, partnership, trust or other entity, transfers to its stockholders, members, partners or trust beneficiaries as part of a distribution, or to any corporation, partnership or other entity that is its affiliate, provided that such Securities shall remain subject to the terms of this letter agreement; (e) transfers to the Company in connection with the “net” or “cashless” exercise of options or other rights to purchase Securities granted pursuant to an equity incentive plan, stock purchase plan or other arrangement described in the final prospectus in satisfaction of any tax withholding obligations through cashless surrender or otherwise, provided, that any Securities issued upon exercise of such option or other rights shall remain subject to the terms of this letter agreement; (f) the conversion of the outstanding preferred stock of the Company into shares of common stock, provided that such shares of common stock shall remain subject to the terms of this letter agreement; (g) pledges in a bona fide transaction that are in effect as of the date hereof to a lender to the undersigned.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to each Underwriter to perform under the Underwriting Agreement and that each Underwriter (which shall be a third party beneficiary of this letter agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Underwriting Agreement.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Representative and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Underwriting Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this letter agreement does not intend to create any relationship between the undersigned and each Underwriter and that each Underwriter is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this letter agreement.

This letter agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Underwriters.

This letter agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any of other Person.

This letter agreement may be terminated by the Company: (a) upon its notice to Representative that the Company is not going to proceed with the offering contemplated by the Underwriting Agreement; (b) upon the expiration or termination of the Underwriting Agreement; or (c) any time before the Underwriting Agreement is entered into by and between the Company Representative, if the Company has provided Representative notice of such termination.

*** SIGNATURE PAGE FOLLOWS***

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

SharonAI Holdings Inc.

By:
Name:
Title:

4